                                                                 Exhibit (d)(23)

                          FORM OF AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST
                         (FORMERLY PILGRIM EQUITY TRUST)

                                       AND

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                        ANNUAL INVESTMENT           LAST CONTINUED/
SERIES                  MANAGEMENT FEE              APPROVED BY BOARD     REAPPROVAL DATE
------                  --------------              -----------------     ---------------
ING Principal           Offering Phase   0.25%      February 25, 2003     September 1, 2003
Protection Fund         Guarantee Period 0.80%
                        Index Plus
                        LargeCap Period  0.60%

ING Principal           Offering Phase   0.25%      November 2, 2001      September 1, 2003
Protection Fund II      Guarantee Period 0.80%
                        Index Plus
                        LargeCap Period  0.60%

ING Principal           Offering Phase   0.25%      February 26, 2002     September 1, 2003
Protection              Guarantee Period 0.80%
Fund III                Index Plus
                        LargeCap Period  0.60%

ING Principal           Offering Phase    0.25%     May 24, 2002          September 1, 2003
Protection              Guarantee Period  0.80%
Fund IV                 Index Plus
                        LargeCap Period  0.60%

ING Principal           Offering Phase   0.25%      August 20, 2002       September 1, 2003
Protection              Guarantee Period 0.80%
Fund V                  Index Plus
                        LargeCap Period  0.60%

ING Principal           Offering Phase   0.25%      November 22, 2002     September 1, 2004
Protection              Guarantee Period 0.80%
Fund VI                 Index Plus
                        LargeCap Period  0.60%

ING Principal           Offering Phase   0.25%      November 22, 2002     September 1, 2004
Protection              Guarantee Period 0.80%
Fund VII                Index Plus
                        LargeCap Period  0.60%

                        ANNUAL INVESTMENT           LAST CONTINUED/
SERIES                  MANAGEMENT FEE              APPROVED BY BOARD     REAPPROVAL DATE
------                  --------------              -----------------     ---------------
ING Principal           Offering Phase   0.25%      November 22, 2002     September 1, 2004
Protection              Guarantee Period 0.80%
Fund VIII*              Index Plus
                        LargeCap Period  0.60%

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* This Amended and Restated Schedule A will be effective with respect to the
Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.